MANAGED PORTFOLIO SERIES

Green Square Equity Income Fund

(the “Fund”)

Supplement dated January 12, 2017 to the

Prospectus and Summary Prospectus for the Fund
dated November 30, 2016.

Effective immediately, following paragraph on Page 3 of the Prospectus is deleted and replaced in its entirety with the following:

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Green Square Equity Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at 1-877-914-7343 or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The Fund’s minimum initial and subsequent investments are shown below.  The Fund may reduce or waive the minimums in its sole discretion.

This supplement should be retained with your Prospectus and Summary Prospectus for future reference.